Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam High Income Securities Fund*

8|31|05

Annual Report

*Prior to September 30, 2005, Putnam High Income Bond Fund

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have stringent investor protections and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam

High Income

Securities Fund

8 | 31 | 05
Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Your fund’s management	15
Terms and definitions	18
Trustee approval of management contract	19
Other information for shareholders	25
Financial statements	28
Federal tax information	61
Shareholder meeting results	62
Compliance certifications	64
About the Trustees	65
Officers	71

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

During the period ended August 31, 2005, stock and bond markets continued to reflect the moderate growth of the U.S. economy and the strength of corporate profits. The initial impact of the unusually active 2005 hurricane season on the markets appeared relatively minor, but there is widespread concern about the effect the devastation will have on the economy going forward. The Federal Reserve Board’s more restrictive monetary policy, along with high energy prices, had already begun to influence the U.S. markets. Whether this policy will be adjusted in the aftermath of the hurricanes remains to be seen. Amid the uncertainties of this environment, we believe the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors.

We want you to know that Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 19 we provide information about the 2005 approval by the Trustees of your fund’s management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund’s Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam High Income Securities Fund: opportunities from high-yield bonds and convertibles

The average investor may think of bonds as government-sponsored securities that offer relatively low risk and less volatility than the stock market. However, high-yield corporate bonds and convertible securities, the types of investments held by Putnam High Income Securities Fund, are different. Both are issued by companies rather than the government. Moreover, high-yield corporates and convertibles can offer greater returns than other bonds — but carry a greater potential for risk, such as the risk of corporate default or periodic illiquidity.

High-yield bonds are issued by companies that are deemed to be less than investment-grade status (rated below Baa), which means their issuing companies are considered more likely to default on their loans than higher-rated counterparts. High-yield bonds tend to follow individual companies’ fundamentals as well as interest-rate levels. While lower-rated corporate bonds may carry higher risk, they typically provide potentially higher levels of yield to compensate investors for that risk. That is why extensive research based on credit analysis is vital to identifying better high-yield issuers with a lower risk of default.

What sets convertible securities apart is a unique built-in option that allows the investor to exchange — or convert — the bond for a fixed number of shares of stock of the issuer. Convertible securities pay interest like most bonds, and the amount does not change as the underlying stock’s price increases or decreases. Issuers range from large, well-known S&P 500 corporations to small, rapidly growing companies to those in cyclically depressed industries such as airlines, autos, and utilities.

Building a portfolio of high-yield bonds and convertible securities with the appropriate balance of risk and return potential requires intensive research and analysis. In the case of Putnam High Income Securities Fund, Putnam’s global equity and credit research analysts conduct rigorous fundamental and quantitative research to determine the true worth of the issuing company’s business. The fund’s portfolio team then constructs a portfolio that it believes offers the best return potential without undue risk.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

The “busted” convertible

One kind of security in which your fund may invest is the “busted” convertible. “Busted” refers to a security whose underlying stock price has fallen signifi-cantly below the conversion price. It becomes much less sensitive to the volatility of the underlying stock and is more bond-like, responding to interest-rate changes. A busted convertible may pay a higher yield than other convertibles, but may also carry a higher level of risk. (Some companies in this situation may eventually default on their bonds.)

The objective of buying a busted convertible is to take advantage of a company’s eventual turnaround despite present challenges. For example, a company undergoing management turmoil may draw negative investor reactions, causing its stock price to tumble. However, if intensive research determines that the management crisis is likely to be resolved, the fund manager could buy the security at a steep discount. The goal is to sell it at a higher premium once the situation is corrected and the price of the security recovers.

Putnam High Income Securities Fund seeks to provide high current income by investing in a portfolio of high-yielding convertible and nonconvertible securities with potential for capital appreciation. The fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities (including debt instruments and convertible securities) rated below investment grade.

Highlights

  For the one-year period ended August 31, 2005, Putnam High Income Securities Fund had total returns of 11.46% at net asset value (NAV) and 9.89% at market price.
  The fund’s new primary benchmark, the Merrill Lynch All-Convertibles Speculative Quality Index, returned 9.81%. The fund’s former primary benchmark, the Merrill Lynch All- Convertibles Index, returned 8.00%. The fund’s new secondary benchmark, the JP Morgan Developed High Yield Index, returned 8.83%, while its former secondary benchmark, the JP Morgan Global High Yield Index, returned 9.20%.
  The average return for the fund’s Lipper category, Convertible Securities Funds (closed-end), was 11.88%.
  During the fiscal year, Putnam High Income Opportunities Trust was merged into your fund. See page 11 for details.
  Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

It is important to note that a fund’s performance at market price may be higher or lower than its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund’s shares, and changes in fund distributions.

Total return for periods ended 8/31/05

Since the fund’s inception (7/9/87), average annual return is 10.19% at NAV and 9.14% at market price.

	Average annual return		Cumulative return
	NAV	Market price	NAV	Market price
10 years	8.87%	7.14%	133.98%	99.24%

5 years	10.22	8.28	62.69	48.83

1 year	11.46	9.89	11.46	9.89

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Report from the fund managers

The year in review

Your fund continued to deliver positive results in the second half of its fiscal year, though conditions in the markets for convertible securities and high-yield corporate bonds were less robust than in the first half of the year. The fund’s results at net asset value outperformed both its convertible and high-yield bond benchmark indexes. We attribute this result to our security selection, which led to significantly different sector weightings than the indexes. However, results at net asset value slightly lagged behind the average for the fund’s Lipper peer group. We believe other funds in this group had greater exposure to convertible securities, which outperformed high-yield bonds over the fiscal year. This would explain the fund’s underperformance.

Market overview

After starting the fiscal year at a strong pace, the convertible and high-yield bond markets lost some of their steam in the latter months of the year. The markets’ positive tone had been set during the aftermath of the presidential election last November, when investors perceived a lessening of both political and economic risk and bid up the prices of both stocks and bonds. Corporate consolidations also proved supportive. Yield spreads, or the difference in yield between higher- and lower-quality investments, continued to tighten.

These trends came to an end in April, when credit-rating agencies downgraded debt issued by Ford and General Motors. Yield spreads widened quickly. However, the market was able to absorb this disruption because of the fundamental health of the economy, and yields remained low by historical standards. Since then, both markets have experienced relatively low volatility, which we consider typical at this stage of the market cycle. With overall yield spreads a bit tighter than they were in the middle of the period, returns have resulted mostly from income rather than price appreciation.

Strategy overview

Your fund invests mainly in a combination of convertible securities and high-yield corporate bonds, relying on our analysis of individual securities to identify what we consider the most attractive opportunities. After more than two years of a strong rally in both convertibles and high-yield bonds, new opportunities to add yield with lower-quality bonds were relatively scarce. During the past year, we focused more on higher-quality securities from industries that experienced short-term weakness, including insurance and airline companies. We also continued to emphasize utilities and consumer cyclicals, while being very selective regarding technology issues. As a result of these adjustments, the portfolio is at the maximum weighting in investment-grade securities allowed under the fund’s portfolio construction parameters, approximately 20% of assets.

Among the portfolio’s high-yield bonds, we also continued to trim lower-quality holdings. Although yield spreads widened a bit, they have remained narrow versus long-term historic averages, meaning that investors are not being well compensated for the additional risk they take on when choosing a lower-quality investment. We decided that it was more prudent to trim positions in certain higher-risk issues while their prices remained relatively firm. In particular, we reduced positions in fixed-line communications, auto suppliers, and finance companies.

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 8/31/05.

Bonds
Merrill Lynch All-Convertibles Speculative Quality Index
(high-yield convertible securities)	9.81%

JP Morgan Developed High Yield Index (high-yield corporate bonds)	8.83%

Lehman Aggregate Bond Index (broad bond market)	4.15%

Lehman Global Aggregate Bond Index (international bonds)	6.10%

Equities
S&P 500 Index (broad stock market)	12.56%

Russell 2000 Index (small-company stocks)	23.10%

MSCI EAFE Index (international stocks)	23.58%

Your fund’s holdings

Convertible securities from a variety of industries delivered strong results this year, but the most substantial contributors were financial and utilities issues. Among financials, insurance companies were a new area of focus, as prices became more attractive across the industry following the investigations involving several major firms. Fortis Insurance, an international provider of insurance and banking service based in Belgium and the Netherlands, was a top contributor to fund performance.

Convertibles from the utilities sector appreciated in response to solid demand and higher energy prices. Top performers included Oneok, a natural-gas company based in Oklahoma; Great Plains Energy, an electric utility based in Missouri; and Sierra Pacific Resources, a diversified utility that serves cities in Nevada. Each of these holdings appreciated substantially over the course of the fiscal year.

Lodging issues generally did well, led by Meristar Hospitality Corporation, which operates full-service hotels and resorts, and Host Marriott Financial Trust, which operates a number of brand-name hotel chains. Six Flags, which operates theme parks around the country, also performed well. Among the automotive holdings, the portfolio had exposure to Ford Motor Company Capital Trust II, but the fact that it was underweight relative to the benchmark was beneficial when this security dropped sharply in March and April.

Our positioning in high-yield bonds reflected some of the same themes and featured some of the same companies. For example, the portfolio holds both a high-yield bond and a convertible preferred stock issued by The Williams Companies. This natural gas utility bene-fited from high energy prices as well as from a restructuring of its operations. In the automotive industry, the fund owned a high-yield issue from Delco Remy, a supplier of original equipment and after-market engine components. This holding detracted from performance in recent months. General Motors, its primary customer, has reduced its production orders at the same time that raw  materials prices have been rising. We continue to hold the bonds because we anticipate the company will be able to overcome these challenges.

Please note that all holdings discussed in this report are subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Fund name change. On September 30, 2005, the fund’s name was changed from Putnam High Income Bond Fund to Putnam High Income Securities Fund. The new name highlights that the fund invests in convertible preferred stocks as well as convertible bonds.

Top holdings

This table shows the fund's top holdings, and the percentage of the fund's net assets that each comprised, as of 8/31/05. The fund's holdings will change over time.

Holding (percent of fund’s net assets)	Security information	Sector

Convertible Securities
Northrop Grumman Corp. (2.0%)	Ser. B, $7.00 cum. cv. pfd.	Capital goods

Schering-Plough Corp. (1.6%)	$3.00 cv. pfd.	Health care

Host Marriott Financial Trust (1.4%)	$3.375 cv. pfd.	Financial

Owens-Illinois, Inc. (1.3%)	$2.375 cv. pfd.	Capital goods

FelCor Lodging Trust, Inc. (1.3%)	Ser. A, $1.95 cum. cv. pfd.	Financial

Corporate Bonds and Notes
Lehman Brothers (1.0%)	144A HY TRAINS FRN
	Ser. 2005-1 7.651%, 2015	Other

Ford Motor Credit Corp. (0.4%)	Notes, 7.875%, 2010	Consumer cyclicals

DirecTV Holdings, LLC (0.4%)	144A Sr. Notes, 6.375%, 2015	Consumer staples

Nextel Communications, Inc. (0.3%)	Sr. Notes Ser. F, 5.95%, 2014	Communication services

Novelis, Inc. (0.3%)	144A Sr. Notes 7.25%, 2015
	(Canada)	Basic materials

Merger with Putnam High Income Opportunities Trust completed. On January 13, 2005, shareholders of your fund and Putnam High Income Opportunities Trust approved a merger of Putnam High Income Opportunities Trust into your fund, and the merger was completed on January 24, 2005. Putnam High Income Opportunities Fund was a closed-end, fixed-income fund whose objectives, strategy, and investments were substantially similar to those of your fund.

Revised investment policies. At a meeting on September 9, 2005, the Trustees of your fund voted to revise your fund’s investment policies to allow your fund to invest without stated limit in bank loans and swap instruments. Previously, your fund had been permitted to invest in these instruments in nominal amounts. Under the circumstances, these changes did not require shareholder approval. See page 26 for a discussion of the principal risks associated with these investment strategies.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As we have described above, the past year was relatively quiet in the convertible and high-yield bond markets. Although interest rates have been rising, there has been no credit crunch and only isolated problems scattered across industries such as automotives and airlines. As we look ahead, we are monitoring such risks because of high energy prices and disruptions to the energy supply system during the hurricane season. At this point, these issues have caused no major problems for financial markets, but there are many scenarios that could cause problems down the road. Fuel supplies are tight for the agricultural harvest. The cost of heating in the coming winter, higher payments for holders of adjustable-rate mortgages, and higher gas prices pose challenges for consumers as well as for many businesses. We will be vigilant regarding these risks while identifying possible yield opportunities in the coming months.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Your fund’s performance

This section shows your fund’s performance during its fiscal year, which ended August 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance
Total return for periods ended 8/31/05

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	10.19%	9.14%

10 years	133.98	99.24
Annual average	8.87	7.14

5 years	62.69	48.83
Annual average	10.22	8.28

1 year	11.46	9.89

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns*

For periods ended 8/31/05

						Lipper
	Merrill			Merrill		Convertible
	Lynch All-	Merrill		Lynch All-	JP Morgan	Securities Funds
	Convertibles	Lynch All-	JP Morgan	Convertibles	Developed	(closed-end)
	Ex-Mandatory	Convertibles	Global High	Speculative	High Yield	category
	Index	Index	Yield Index	Quality Index	Index	average**
Annual average
Life of fund
(since 7/9/87)	—	—	—	—	—	9.08%

10 years	136.24%	136.10%	106.01%	150.39%	103.95%	109.41
Annual average	8.98	8.97	7.50	9.61	7.39	7.62

5 years	2.14	3.00	48.12	5.56	47.20	12.74
Annual average	0.42	0.59	8.17	1.09	8.04	1.99

1 year	6.29	8.00	9.20	9.81	8.83	11.88

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends may differ from actual performance.

*	Putnam Management has recently undertaken a review of the fund’s benchmarks. The Merrill Lynch All-Convertibles Speculative Quality Index and the JP Morgan Developed High Yield Index replace the Merrill Lynch All-Convertibles Index and the JP Morgan Global High Yield Index, respectively, as the primary and secondary performance benchmarks for this fund because, in Putnam Management’s opinion, the securities tracked by these indexes more accurately reflect the types of securities that will be held by the fund. The Merrill Lynch All-Convertibles Ex-Mandatory Index had been replaced by the Merrill Lynch All-Convertibles Index as the primary benchmark earlier in the period. No index performance for the life-of-fund period is shown because all of the indexes shown began operations after the inception date of the fund.

**	Over the 1-, 5-, and 10-year periods ended 8/31/05, there were 11, 6, and 6 funds, respectively, in this Lipper category.

Fund price and distribution information
For the 12-month period ended 8/31/05

Distributions (number)	12

Income	$0.558

Capital gains	—

Total	$0.558

Share value:	NAV	Market price
8/31/04	$8.37	$7.62

8/31/05	8.69	7.80

Current return (end of period)
Current dividend rate[1]	6.42%	7.15%

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance for most recent calendar quarter
Total return for periods ended 9/30/05

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	10.13%	9.06%

10 years	130.38	96.61
Annual average	8.70	6.99

5 years	62.28	53.84
Annual average	10.17	9.00

1 year	9.69	6.64

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Value and Core Fixed-Income High-Yield teams. David King and Robert Salvin are Portfolio Leaders of your fund. The Portfolio Leaders coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value and Core Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leaders

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund (in dollar ranges). Information shown is as of August 31, 2005, and August 31, 2004.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over
David King	2005	*

Portfolio Leader	2004	*

Robert Salvin	2005			*

Portfolio Leader	2004			*

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $60,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Group Chief Investment Officers of the fund’s broader investment categories for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leaders

David King is also a Portfolio Leader of Putnam Convertible Income-Growth Trust and Putnam New Value Fund. He is also a Portfolio Member of The Putnam Fund for Growth and Income.

Robert Salvin is also a Portfolio Member of Putnam High Yield Advantage Fund, Putnam High Yield Trust, and Putnam Managed High Yield Trust.

David King and Robert Salvin may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended August 31, 2005, Portfolio Member George Maris left your fund’s management team. Shortly after the close of the period, Portfolio Member Robert Salvin was named Portfolio Leader.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of August 31, 2005, and August 31, 2004.

				$1 –	$10,001 –	$50,001–	$100,001
	Year	$0		$10,000	$50,000	$100,000	and over
Philippe Bibi	2005		*

Chief Technology Officer	2004		*

Joshua Brooks	2005		*

Deputy Head of Investments	N/A

William Connolly	2005		*

Head of Retail Management	N/A

Kevin Cronin	2005		*

Head of Investments	2004		*

Charles Haldeman, Jr.	2005			*

President and CEO	2004		*

Amrit Kanwal	2005		*

Chief Financial Officer	2004		*

Steven Krichmar	2005		*

Chief of Operations	2004		*

Francis McNamara, III	2005		*

General Counsel	2004		*

Richard Robie, III	2005		*

Chief Administrative Officer	2004		*

Edward Shadek	2005		*

Deputy Head of Investments	N/A

Sandra Whiston	2005		*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 8/31/04.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.

Comparative indexes

JP Morgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Merrill Lynch All-Convertibles Index is an unmanaged index of U.S. convertible securities.

Merrill Lynch All-Convertibles Ex-Mandatory Index is an unmanaged index of U.S. convertible securities, excluding those with mandatory conversion provisions.

Merrill Lynch All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on total return at net asset value.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and its sub-management contract with Putnam Management’s affiliate, Putnam Investments Limited (“PIL”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract and sub-management contract, effective July 1, 2005. Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.

This approval was based on the following conclusions:

  That the fee schedule currently in effect for your fund, subject to certain changes noted below, represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and
  That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

  Consistency. The Trustees, working in cooperation with Putnam Management, have devel- oped and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds spon- sored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.)

Since their inception, Putnam’s closed-end funds have generally had management fees that are higher than those of Putnam’s open-end funds pursuing comparable investment strategies. These differences ranged from five to 20 basis points. The Trustees have reexamined this matter and recommend that these differences be conformed to a uniform five basis points. As a result, the Trustees approved a reduction in the management fees for your fund. Under the new fee schedule, the fund pays a quarterly fee to Putnam Management at the following rates:

0.70% of the first $500 million of the fund’s average weekly assets (as described below under “Approval of Amended and Restated Management Contract in July 2005”);
0.60% of the next $500 million;
0.55% of the next $500 million;
0.50% of the next $5 billion;
0.475% of the next $5 billion;
0.455% of the next $5 billion;
0.44% of the next $5 billion;
0.43% of the next $5 billion;
0.42% of the next $5 billion;
0.41% of the next $5 billion;
0.40% of the next $5 billion;
0.39% of the next $5 billion;
0.38% of the next $5 billion; and
0.37% thereafter

The new fee schedule for your fund will result in lower management fees paid by common shareholders. The Trustees approved the new fee schedule for your fund effective as of

January 1, 2006, in order to provide Putnam Management an opportunity to accommodate the impact on revenues in its budget process for the coming year.

  Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 33rd percentile in management fees and in the 33rd percentile in total expenses as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.
  Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund, subject to the changes noted above, represents an appropriate sharing of economies of scale at current asset levels. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam Funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds, subject to the changes noted above, represent an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s common share performance at net asset value was in the following percentiles of its Lipper Inc. peer group for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

36th	12th	12th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In

July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian agreement with Putnam Fiduciary Trust Company, which provides benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of Amended and Restated Management Contract in July 2005

In July 2005, the Trustees, including the Independent Trustees of your fund, approved an amendment to your fund’s management contract to take into account investment leverage in calculating management fees. The Trustees, including a majority of the Independent Trustees, have concluded that it would be in the best interest of your fund and its common shareholders to compensate Putnam Management on the basis of its “average weekly assets,” rather than its net assets. “Average weekly assets” is defined as the difference (as measured on a weekly basis) between the fund’s total assets (including assets attributable to leverage for investment purposes) and its total liabilities (excluding liabilities attributable to leverage for investment purposes). This formulation effectively allows for Putnam Management to receive management fees on leveraged assets. As your fund’s Agreement and Declaration of Trust prohibits the issuance of preferred shares, for all practical purposes the only form of investment leverage available would be borrowing. In the course of their evaluation, the Trustees considered the benefit to your fund from the additional investment management services that Putnam Management would perform in connection with a leveraged investment strategy, as well as the amount of compensation Putnam Management would receive under the proposed fee structure.

The Trustees noted that the proposed amendment would align the fee arrangements for your fund with those of other closed-end Putnam funds that currently engage in leverage for investment purposes. Furthermore, the Trustees were advised by Putnam Management that it is a customary and widespread practice in the closed-end fund industry to structure leveraged products in a manner that compensates advisors for their management of the assets acquired through leverage.

In evaluating the incentives and potential conflicts of interest created by an average weekly assets-based fee, the Trustees considered that the asset coverage restrictions under the 1940 Act, as well as other legal requirements, limit the extent to which a manager can expose a fund to additional risk through leverage. Furthermore, the Trustees considered the advantages of a management fee reduction mechanism that is included in the amended contract, which reduces the management fee dollar for dollar (subject to a specified maximum reduction) where the costs of carrying investment leverage outweigh the benefits (in terms of net income and short-term capital gains) to common shareholders from managing additional investment assets. In the event that your fund actually engages in leverage, the Trustees will have the opportunity, through regular reports from Putnam Management prepared in connection with the fee reduction mechanism described above, to continue monitoring the conflict of interest between Putnam Management and your fund.

The Trustees approved the proposed changes to your fund’s management contract in principle at a meeting held on April 15, 2005, and further confirmed their approval in principle by written consent of a majority of the Trustees (including a majority of the Independent Trustees) dated May 18, 2005. Shareholders of your fund approved the amended and restated management contract at the fund’s annual meeting of shareholders on July 14, 2005. The Trustees confirmed their action by written consent at an in-person meeting as required under the 1940 Act prior to the execution of the amended management contract.

The Trustees also approved conforming changes to the sub-management contract between Putnam Management and PIL with respect to your fund, to provide for PIL’s fee to be calculated on the basis of the fund’s average weekly assets. The fee paid under the sub-management contract is paid by Putnam Management and not by your fund. Under the circumstances, the changes to the sub-management contract did not require shareholder approval.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Information about your fund’s revised investment policies

Bank loans. By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan. The fund may also purchase loans by assignment from another lender. Many bank loans are secured by the assets of the borrower, and most impose restrictive covenants which must be met by the borrower.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loans will depend primarily on the financial condition of the borrower. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or be difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Loans may not be fully collateralized and may decline in value. The failure by the fund to receive scheduled payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund’s net asset value. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates –i.e., rates that adjust periodically based on a generally recognized base rate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan to collect and pass on to the fund such payments and to enforce the fund’s rights under the loan. As a result, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan.

The fund’s investments in loans are also subject to the risk of prepayment by the borrower. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

In addition, loans often are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, the fund may be unable to sell its interest in a loan at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. Although the market for bank loans has become increasingly liquid over time, this market is still developing, and there can be no assurance that adverse developments with respect to this market or particular borrowers will not prevent the fund from selling its interest in a loan when Putnam Management desires to do so.

With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans. In many instances, borrowers may offer to furnish Confidential Information to prospective lenders. Putnam Management’s decision not to receive Confidential Information may place the fund at a disadvantage relative to other investors in loans. Also, in instances where holders of loans are asked to grant amendments, waivers, or consents, Putnam

Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s general policy of not receiving Confidential Information could adversely affect the fund’s investment performance.

Swap agreements. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows — for example, an exchange of floating-rate payments for fixed-rate payments. Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, inflation rates, or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to the non-U.S. currency and interest rates. The value of the fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility, or other indices or measures. The fund’s ability to engage in certain swap transactions may be limited by tax considerations.

The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. If a counterparty’s creditworthiness declines, the value of the swap agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty, the fund’s contractual remedies pursuant to the agreements related to the transaction may be limited, particularly in the case of a counterparty’s insolvency. Under certain circumstances, the fund may be unable to close out its position under a transaction at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

The fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a corporate issuer, on the debt obligation. In return for its obligation, the fund would receive a periodic stream of payments over the term of the contract, so long as no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the fund would function as the counterparty referred to in the preceding paragraph. This would involve the risk that the investment may expire with no value and would only generate income if an event of default occurs with respect to the underlying debt obligation. It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Putnam High Income Securities Fund (formerly Putnam High Income Bond Fund):

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam High Income Securities Fund (the “fund”) at August 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts October 11, 2005

The fund’s portfolio 8/31/05

CORPORATE BONDS AND NOTES (43.6%)*

	Principal amount		Value

Advertising and Marketing Services (0.1%)
Lamar Media Corp. company guaranty 7 1/4s, 2013		$130,000	$136,825

Automotive (1.6%)
ArvinMeritor, Inc. notes 8 3/4s, 2012		65,000	67,438
Dana Corp. notes 10 1/8s, 2010		35,000	36,705
Dana Corp. notes 9s, 2011		251,000	273,904
Dana Corp. notes 7s, 2029		25,000	22,038
Delco Remy International, Inc. company guaranty 11s, 2009		44,000	31,020
Delco Remy International, Inc. sr. sub. notes 9 3/8s, 2012		210,000	134,925
Delphi Corp. notes 6 1/2s, 2013		215,000	163,938
Dura Operating Corp. company guaranty Ser. B, 8 5/8s, 2012		100,000	92,500
Ford Motor Co. notes 7.45s, 2031		275,000	219,898
Ford Motor Credit Corp. bonds 7 3/8s, 2011		360,000	354,983
Ford Motor Credit Corp. notes 7 7/8s, 2010		725,000	728,850
General Motors Acceptance Corp. bonds 8s, 2031		180,000	166,527
Meritor Automotive, Inc. notes 6.8s, 2009		145,000	142,825
Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014		130,000	134,875
Tenneco Automotive, Inc. sec. notes Ser. B, 10 1/4s, 2013		390,000	442,650
TRW Automotive Inc. sr. sub. notes 11s, 2013		185,000	212,750
			3,225,826

Basic Materials (4.8%)
Abitibi-Consolidated Finance LP company guaranty 7 7/8s, 2009		2,000	2,005
AK Steel Corp. company guaranty 7 3/4s, 2012		20,000	18,550
Almatis Investment Holdings sr. notes 11s,
2013 (Luxembourg) ‡‡		232,772	246,156
ALROSA Finance SA 144A company guaranty 8 7/8s, 2014
(Luxembourg)		160,000	186,800
BCP Crystal US Holdings Corp. sr. sub. notes 9 5/8s, 2014		170,000	192,738
Century Aluminum Co. company guaranty 7 1/2s, 2014		80,000	82,800
Chaparral Steel Co. 144A sr. unsecd. notes 10s, 2013		270,000	283,500
Chesapeake Corp. sr. sub. notes 7s, 2014	EUR	245,000	301,126
Cognis Holding GmbH & Co. 144A
sr. notes 9 1/2s, 2014 (Germany)	EUR	275,000	375,366
Compass Minerals Group, Inc. company guaranty 10s, 2011		$105,000	115,500
Compass Minerals International, Inc. sr. disc. notes
stepped-coupon Ser. B, zero % (12s, 6/1/08), 2013 ††		65,000	55,575
Compass Minerals International, Inc. sr. notes
stepped-coupon zero % (12 3/4s, 12/15/07), 2012 ††		310,000	272,800
Crystal US Holdings, LLC sr. disc.
notes stepped-coupon Ser. A, zero % (10s, 10/1/09), 2014 ††		100,000	72,500
Equistar Chemicals LP notes 8 3/4s, 2009		148,000	157,250
Equistar Chemicals LP/Equistar Funding Corp. company
guaranty 10 1/8s, 2008		352,000	387,640
Georgia-Pacific Corp. bonds 7 3/4s, 2029		95,000	105,806

CORPORATE BONDS AND NOTES (43.6%)* continued

	Principal amount		Value

Basic Materials continued
Georgia-Pacific Corp. company guaranty 9 3/8s, 2013		$165,000	$184,388
Georgia-Pacific Corp. company guaranty 8 7/8s, 2010		160,000	179,200
Georgia-Pacific Corp. debs. 7.7s, 2015		272,000	308,040
Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)		240,000	267,000
Hercules, Inc. company guaranty 11 1/8s, 2007		139,000	155,680
Hercules, Inc. company guaranty 6 3/4s, 2029		180,000	178,200
Huntsman Advanced Materials, LLC sec. FRN 11.82s, 2008		13,000	13,634
Huntsman Advanced Materials, LLC sec. notes 11s, 2010		65,000	73,775
Huntsman, LLC company guaranty 11 5/8s, 2010		97,000	113,611
Huntsman, LLC company guaranty 11 1/2s, 2012		53,000	62,143
Innophos, Inc. 144A sr. sub. notes 8 7/8s, 2014		425,000	437,219
ISP Holdings, Inc. sec. sr. notes Ser. B, 10 5/8s, 2009		3,000	3,180
Jefferson Smurfit Corp. company guaranty 7 1/2s, 2013		150,000	142,875
JSG Holding PLC 144A sr. notes 11 1/2s, 2015 (Ireland) ‡‡	EUR	152,922	175,355
Lyondell Chemical Co. bonds 11 1/8s, 2012		$20,000	22,750
Lyondell Chemical Co. company guaranty 10 1/2s, 2013		270,000	311,175
Lyondell Chemical Co. notes Ser. A, 9 5/8s, 2007		108,000	113,940
MDP Acquisitions PLC sr. notes 9 5/8s, 2012 (Ireland)		310,000	316,975
Nalco Co. sr. notes 7 3/4s, 2011	EUR	15,000	20,069
Nalco Co. sr. sub. notes 9s, 2013	EUR	190,000	255,255
Nalco Co. sr. sub. notes 8 7/8s, 2013		$285,000	306,731
Nell AF S.a.r.l. 144A sr. notes 8 3/8s, 2015 (Luxembourg)		160,000	161,800
Nell AF S.a.r.l. 144A sr. notes 8 3/8s, 2015 (Luxembourg)	EUR	50,000	63,560
Norske Skog Canada, Ltd. sr. notes 7 3/8s, 2014 (Canada)		$265,000	262,350
Novelis, Inc. 144A sr. notes 7 1/4s, 2015 (Canada)		605,000	606,513
PCI Chemicals Canada sec. sr. notes 10s, 2008 (Canada)		148,822	158,495
PQ Corp. 144A company guaranty 7 1/2s, 2013		75,000	75,375
Rockwood Specialties Group, Inc. company
guaranty 7 5/8s, 2014	EUR	310,000	397,980
SGL Carbon Luxembourg SA 144A
sr. notes 8 1/2s, 2012 (Luxembourg)	EUR	60,000	80,718
Steel Dynamics, Inc. company guaranty 9 1/2s, 2009		$180,000	192,150
Sterling Chemicals, Inc. sec. notes 10s, 2007 ‡‡		17,046	16,876
Stone Container Corp. sr. notes 9 3/4s, 2011		170,000	177,225
Stone Container Corp. sr. notes 8 3/8s, 2012		95,000	94,525
Stone Container Finance company guaranty 7 3/8s,
2014 (Canada)		115,000	108,388
Tembec Industries, Inc. company guaranty 8 5/8s,
2009 (Canada)		3,000	2,415
Texas Industries, Inc. 144A sr. notes 7 1/4s, 2013		60,000	62,550
Ucar Finance, Inc. company guaranty 10 1/4s, 2012		120,000	128,400
United States Steel Corp. sr. notes 9 3/4s, 2010		279,000	305,505
Wheeling-Pittsburgh Steel Corp. sr. notes 6s, 2010 ‡‡		12,320	9,856
Wheeling-Pittsburgh Steel Corp. sr. notes 5s, 2011 ‡‡		23,889	19,111
WHX Corp. sr. notes 10 1/2s, 2005 (In default) (F) † ****		40,000	4
			9,421,103

CORPORATE BONDS AND NOTES (43.6%)* continued

	Principal amount		Value

Building Materials (0.3%)
Associated Materials, Inc. company guaranty 9 3/4s, 2012		$90,000	$92,025
Building Materials Corp. company guaranty 8s, 2008		70,000	69,825
THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014		460,000	447,350
			609,200

Capital Goods (4.0%)
AEP Industries, Inc. 144A sr. notes 7 7/8s, 2013		80,000	81,575
Aero Invest 1 SA 144A company guaranty FRN
10.677s, 2015 (Luxembourg) ‡‡	EUR	350,000	432,547
Allied Waste North America, Inc. company
guaranty Ser. B, 8 1/2s, 2008		$293,000	309,115
Allied Waste North America, Inc. sec. notes Ser. B,
5 3/4s, 2011		30,000	28,013
Amsted Industries, Inc. 144A sr. notes 10 1/4s, 2011		420,000	462,000
Argo-Tech Corp. sr. notes 9 1/4s, 2011		415,000	454,425
BE Aerospace, Inc. sr. notes 8 1/2s, 2010		50,000	54,750
BE Aerospace, Inc. sr. sub. notes Ser. B, 8 7/8s, 2011		51,000	53,295
Blount, Inc. sr. sub. notes 8 7/8s, 2012		160,000	174,400
Browning-Ferris Industries, Inc. debs. 7.4s, 2035		65,000	56,713
Browning-Ferris Industries, Inc. sr. notes 6 3/8s, 2008		140,000	139,300
Crown Euro Holdings SA sec. notes 9 1/2s, 2011 (France)		205,000	226,013
Crown Euro Holdings SA sec. sr. notes 10 7/8s, 2013 (France)		340,000	401,200
Decrane Aircraft Holdings Co. company guaranty zero %,
2008 (acquired 7/23/04,cost $78,000) ‡		238,000	90,440
Earle M. Jorgensen Co. sec. notes 9 3/4s, 2012		329,000	360,255
Goodman Global Holding Co., Inc. 144A
sr. notes 6.41s, 2012		40,000	39,800
Goodman Global Holding Co., Inc. 144A
sr. sub. notes 7 7/8s, 2012		160,000	151,200
Hexcel Corp. sr. sub. notes 6 3/4s, 2015		55,000	55,138
Invensys, PLC notes 9 7/8s, 2011 (United Kingdom)		105,000	105,525
L-3 Communications Corp. company guaranty 7 5/8s, 2012		100,000	106,000
L-3 Communications Corp. company guaranty 6 1/8s, 2013		80,000	80,800
L-3 Communications Corp. 144A sr. sub. notes 6 3/8s, 2015		215,000	218,225
Legrand SA debs. 8 1/2s, 2025 (France)		405,000	490,050
Manitowoc Co., Inc. (The) company guaranty 10 1/2s, 2012		124,000	139,500
Manitowoc Co., Inc. (The) company guaranty 10 3/8s, 2011	EUR	45,000	60,953
Manitowoc Co., Inc. (The) sr. notes 7 1/8s, 2013		$50,000	52,250
Milacron Escrow Corp. sec. notes 11 1/2s, 2011		335,000	335,000
Mueller Group, Inc. sr. sub. notes 10s, 2012		230,000	246,388
Mueller Holdings, Inc. disc. notes stepped-coupon
zero % (14 3/4s, 4/15/09), 2014 ††		135,000	98,550
Owens-Brockway Glass company guaranty 8 7/8s, 2009		5,000	5,288
Owens-Brockway Glass company guaranty 8 1/4s, 2013		240,000	256,800
Owens-Brockway Glass company guaranty 7 3/4s, 2011		100,000	106,000
Owens-Brockway Glass sr. sec. notes 8 3/4s, 2012		217,000	236,530
Owens-Illinois, Inc. debs. 7.8s, 2018		90,000	92,475
Polypore, Inc. sr. sub. notes 8 3/4s, 2012		205,000	187,575

CORPORATE BONDS AND NOTES (43.6%)* continued

	Principal amount	Value

Capital Goods continued
Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008	$285,000	$304,238
Siebe PLC 144A sr. unsub. 6 1/2s, 2010 (United Kingdom)	260,000	228,150
Solo Cup Co. sr. sub. notes 8 1/2s, 2014	400,000	389,000
TD Funding Corp. company guaranty 8 3/8s, 2011	80,000	84,800
Tekni-Plex, Inc. 144A sec. notes 10 7/8s, 2012	320,000	348,000
Terex Corp. company guaranty 9 1/4s, 2011	40,000	43,300
Terex Corp. company guaranty Ser. B, 10 3/8s, 2011	82,000	88,253
		7,873,829

Commercial and Consumer Services (0.2%)
Ashtead Holdings PLC 144A sr. notes 8 5/8s, 2015
(United Kingdom)	75,000	78,563
Muzak LLC/Muzak Finance Corp sr. notes 10s, 2009	395,000	343,650
		422,213

Communication Services (3.4%)
Alamosa Delaware, Inc. company guaranty 12s, 2009	49,000	54,635
Alamosa Delaware, Inc. company guaranty 11s, 2010	54,000	61,155
Alamosa Delaware, Inc. sr. notes 8 1/2s, 2012	90,000	97,650
American Cellular Corp. company guaranty 9 1/2s, 2009	45,000	47,925
American Cellular Corp. sr. notes Ser. B, 10s, 2011	420,000	447,300
American Tower Corp. sr. notes 9 3/8s, 2009	33,000	34,609
American Tower Corp. sr. notes 7 1/2s, 2012	90,000	95,175
American Towers, Inc. company guaranty 7 1/4s, 2011	165,000	173,663
Asia Global Crossing, Ltd. sr. notes 13 3/8s, 2010
(Bermuda) (In default) †	28,862	938
Centennial Cellular Operating Co., LLC company
guaranty 10 1/8s, 2013	90,000	100,350
Cincinnati Bell Telephone Co. company guaranty 6.3s,
2028	35,000	32,550
Cincinnati Bell, Inc. company guaranty 7s, 2015	80,000	78,400
Cincinnati Bell, Inc. sr. sub. notes 8 3/8s, 2014	100,000	101,000
Cincinnati Bell, Inc. sr. sub. notes 7 1/4s, 2023	80,000	77,600
Citizens Communications Co. notes 9 1/4s, 2011	240,000	265,800
Citizens Communications Co. sr. notes 6 1/4s, 2013	205,000	198,081
Eircom Funding company guaranty Ser. US$, 8 1/4s,
2013 (Ireland)	60,000	64,500
Globix Corp. company guaranty 11s, 2008 ‡‡	25,387	24,054
Inmarsat Finance PLC company guaranty 7 5/8s, 2012
(United Kingdom)	157,000	165,046
Inmarsat Finance PLC company guaranty stepped-coupon
zero % (10 3/8s, 10/15/08), 2012 (United Kingdom) ††	230,000	189,175
Intelsat Bermuda, Ltd. 144A sr. notes 8 5/8s, 2015
(Bermuda)	210,000	217,875
Intelsat Bermuda, Ltd. 144A sr. notes 8 1/4s, 2013
(Bermuda)	100,000	101,750
iPCS, Inc. sr. notes 11 1/2s, 2012	70,000	80,850
IWO Holdings, Inc. sec. FRN 7.349s, 2012	25,000	26,250

CORPORATE BONDS AND NOTES (43.6%)* continued

	Principal amount	Value

Communication Services continued
Level 3 Financing, Inc. company guaranty 10 3/4s, 2011	$180,000	$148,950
Madison River Capital Corp. sr. notes 13 1/4s, 2010	78,000	83,655
Nextel Communications, Inc. sr. notes Ser. D, 7 3/8s, 2015	170,000	183,602
Nextel Communications, Inc. sr. notes Ser. E, 6 7/8s, 2013	22,000	23,564
Nextel Communications, Inc. sr. notes Ser. F, 5.95s, 2014	625,000	649,352
Nextel Partners, Inc. sr. notes 12 1/2s, 2009	68,000	73,695
Nextel Partners, Inc. sr. notes 8 1/8s, 2011	290,000	315,013
Qwest Communications International, Inc. company
guaranty 8s, 2014	540,000	518,400
Qwest Corp. notes 8 7/8s, 2012	430,000	469,775
Qwest Corp. 144A sr. notes 7 5/8s, 2015	150,000	153,750
Qwest Services Corp. sec. notes 14s, 2014	85,000	104,125
Qwest Services Corp. sec. notes 13 1/2s, 2010	150,000	172,875
Rogers Cantel, Inc. debs. 9 3/4s, 2016 (Canada)	30,000	36,638
Rogers Wireless Communications, Inc. sec.
notes 9 5/8s, 2011 (Canada)	265,000	308,725
Rural Cellular Corp. sr. notes 9 7/8s, 2010	150,000	159,000
Rural Cellular Corp. sr. sub. notes 9 3/4s, 2010	70,000	70,875
SBA Communications Corp. sr. notes 8 1/2s, 2012	75,000	81,844
SBA Telecommunications, Inc./SBA Communications Corp.
sr. disc. notes stepped-coupon zero % (9 3/4s,
12/15/07), 2011 ††	59,000	54,133
Syniverse Technologies, Inc. 144A
sr. sub. notes 7 3/4s, 2013	80,000	81,600
U S West, Inc. debs. 7 1/4s, 2025	65,000	61,263
Valor Telecommunications Enterprises LLC/Finance Corp.
company guaranty 7 3/4s, 2015	75,000	73,688
		6,560,853

Consumer (0.5%)
Icon Health & Fitness company guaranty 11 1/4s, 2012	145,000	119,625
Jostens IH Corp. company guaranty 7 5/8s, 2012	500,000	513,750
Samsonite Corp. sr. sub. notes 8 7/8s, 2011	335,000	358,450
		991,825

Consumer Staples (7.0%)
Adelphia Communications Corp. sr. notes 10 7/8s,
2010 (In default) †	20,000	16,825
Adelphia Communications Corp. sr. notes Ser. B,
9 7/8s, 2007 (In default) †	235,000	198,869
Affinity Group, Inc. sr. sub. notes 9s, 2012	360,000	373,500
AMC Entertainment, Inc. sr. sub. notes 9 7/8s, 2012	35,000	35,219
AMC Entertainment, Inc. sr. sub. notes 8s, 2014	394,000	364,450
Atlantic Broadband Finance, LLC 144A
sr. sub. notes 9 3/8s, 2014	285,000	276,450
Brand Services, Inc. company guaranty 12s, 2012	559,000	595,335
Cablevision Systems Corp. sr. notes Ser. B, 8s, 2012	250,000	248,438

CORPORATE BONDS AND NOTES (43.6%)* continued

	Principal amount	Value

Consumer Staples continued
Charter Communications Holdings, LLC/Capital Corp.
sr. disc. notes stepped-coupon zero % (11 3/4s,
5/15/06), 2011 ††	$14,000	$9,485
Charter Communications Holdings, LLC/Capital Corp.
sr. notes 11 1/8s, 2011	735,000	564,113
Charter Communications Holdings, LLC/Capital Corp.
sr. notes 10 3/4s, 2009	120,000	102,000
Charter Communications Holdings, LLC/Capital Corp.
sr. notes 10 1/4s, 2010	100,000	81,500
Charter Communications Holdings, LLC/Capital Corp.
sr. notes 10s, 2011	130,000	98,150
Charter Communications Holdings, LLC/Capital Corp.
sr. notes 9 5/8s, 2009	117,000	96,671
Charter Communications Holdings, LLC/Capital Corp.
sr. notes 8 5/8s, 2009	74,000	61,235
Church & Dwight Co., Inc. company guaranty 6s, 2012	130,000	129,350
Cinemark USA, Inc. sr. sub. notes 9s, 2013	205,000	217,300
Cinemark, Inc. sr. disc. notes stepped-coupon zero %
(9 3/4s, 3/15/07), 2014 ††	235,000	167,731
Constellation Brands, Inc. company guaranty Ser. B, 8s, 2008	115,000	121,038
Constellation Brands, Inc. sr. sub. notes Ser. B, 8 1/8s, 2012	10,000	10,638
CSC Holdings, Inc. debs. 7 5/8s, 2018	60,000	58,200
CSC Holdings, Inc. debs. Ser. B, 8 1/8s, 2009	3,000	3,075
CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011	105,000	105,263
CSC Holdings, Inc. sr. sub. debs. 10 1/2s, 2016	130,000	140,725
CSC Holdings, Inc. 144A sr. notes 6 3/4s, 2012	205,000	196,288
Dean Foods Co. sr. notes 6 5/8s, 2009	440,000	456,500
Del Monte Corp. sr. sub. notes 8 5/8s, 2012	130,000	141,050
Del Monte Corp. 144A sr. sub. notes 6 3/4s, 2015	105,000	106,313
DirecTV Holdings, LLC sr. notes 8 3/8s, 2013	185,000	203,038
DirecTV Holdings, LLC 144A sr. notes 6 3/8s, 2015	690,000	688,275
Diva Systems Corp. sr. disc. notes Ser. B, 12 5/8s,
2008 (In default) †	271,000	1,355
Doane Pet Care Co. sr. sub. debs. 9 3/4s, 2007	265,000	263,675
Domino’s, Inc. sr. sub. notes 8 1/4s, 2011	106,000	113,420
Echostar DBS Corp. company guaranty 6 5/8s, 2014	210,000	208,163
Echostar DBS Corp. sr. notes 6 3/8s, 2011	490,000	486,938
Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014	60,000	63,150
Emmis Communications Corp. sr. notes FRN 9.314s, 2012	125,000	126,563
Granite Broadcasting Corp. sec. notes 9 3/4s, 2010	335,000	316,156
Gray Television, Inc. company guaranty 9 1/4s, 2011	87,000	94,613
Jean Coutu Group, Inc. sr. notes 7 5/8s, 2012 (Canada)	100,000	104,250
Jean Coutu Group, Inc. sr. sub. notes 8 1/2s, 2014 (Canada)	125,000	128,125
Kabel Deutscheland GmbH 144A company
guaranty 10 5/8s, 2014 (Germany)	320,000	357,600
LCE Acquisition Corp. 144A company guaranty 9s, 2014	440,000	432,300
Paxson Communications Corp. company guaranty 10 3/4s, 2008	175,000	175,000

CORPORATE BONDS AND NOTES (43.6%)* continued

		Principal amount	Value

Consumer Staples continued
Pinnacle Foods Holding Corp. sr. sub. notes 8 1/4s, 2013		$375,000	$361,875
Playtex Products, Inc. company guaranty 9 3/8s, 2011		248,000	262,880
Playtex Products, Inc. sec. notes 8s, 2011		180,000	191,700
Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012		342,000	355,680
Quebecor Media, Inc. sr. disc. notes stepped-coupon
zero % (13 3/4s, 7/15/06), 2011 (Canada) ††		60,000	60,750
Quebecor Media, Inc. sr. notes 11 1/8s, 2011 (Canada)		317,000	349,493
Rainbow National Services, LLC 144A sr. notes 8 3/4s, 2012		205,000	223,194
Rainbow National Services, LLC 144A
sr. sub. debs. 10 3/8s, 2014		200,000	228,000
Remington Arms Co., Inc. company guaranty 10 1/2s, 2011		275,000	270,875
Rite Aid Corp. company guaranty 9 1/2s, 2011		130,000	137,475
Rite Aid Corp. company guaranty 7 1/2s, 2015		105,000	100,800
Rite Aid Corp. debs. 6 7/8s, 2013		215,000	185,975
Sbarro, Inc. company guaranty 11s, 2009		210,000	212,625
Scotts Co. (The) sr. sub. notes 6 5/8s, 2013		55,000	56,650
Sinclair Broadcast Group, Inc. company guaranty 8 3/4s, 2011		125,000	132,500
Sirius Satellite Radio, Inc. 144A sr. notes 9 5/8s, 2013		180,000	176,850
Six Flags, Inc. sr. notes 8 7/8s, 2010		138,000	139,035
Spectrum Brands, Inc. company guaranty 7 3/8s, 2015		370,000	356,125
United Biscuits Finance company
guaranty 10 5/8s, 2011 (United Kingdom)	EUR	260,000	339,065
Universal City Florida Holding Co. sr. notes 8 3/8s, 2010		$70,000	73,675
Universal City Florida Holding Co. sr. notes FRN
8.443s, 2010		107,000	112,083
Videotron Ltee company guaranty 6 7/8s, 2014 (Canada)		65,000	66,788
Warner Music Group sr. sub. notes 7 3/8s, 2014
(acquired 8/11/04, cost $119,375) ‡		125,000	127,500
Young Broadcasting, Inc. company guaranty 10s, 2011		374,000	359,975
Young Broadcasting, Inc. sr. sub. notes 8 3/4s, 2014		85,000	76,925
			13,696,825

Energy (3.7%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013		340,000	346,800
Bluewater Finance, Ltd. company guaranty 10 1/4s,
2012 (Cayman Islands)		92,000	99,820
CHC Helicopter Corp. sr. sub. notes 7 3/8s, 2014 (Canada)		130,000	132,113
CHC Helicopter Corp. 144A sr. sub. notes 7 3/8s, 2014 (Canada)		110,000	111,788
Chesapeake Energy Corp. company guaranty 7 3/4s, 2015		60,000	64,500
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013		190,000	204,250
Chesapeake Energy Corp. sr. notes 7s, 2014		250,000	263,750
Comstock Resources, Inc. sr. notes 6 7/8s, 2012		120,000	121,500
Dresser-Rand Group, Inc. 144A sr. sub. notes 7 3/8s, 2014		27,000	27,945
Encore Acquisition Co. sr. sub. notes 6 1/4s, 2014		60,000	59,700
Encore Acquisition Co. 144A sr. sub. notes 6s, 2015		213,000	207,675
Exco Resources, Inc. company guaranty 7 1/4s, 2011		235,000	242,050
Forest Oil Corp. company guaranty 7 3/4s, 2014		100,000	106,000

CORPORATE BONDS AND NOTES (43.6%)* continued

	Principal amount	Value

Energy continued
Forest Oil Corp. sr. notes 8s, 2011	$135,000	$148,163
Forest Oil Corp. sr. notes 8s, 2008	94,000	99,405
Gazprom OAO 144A notes 9 5/8s, 2013 (Germany)	150,000	183,938
Grant Prideco Escrow, Inc. 144A sr. unsecd.
notes 6 1/8s, 2015	75,000	75,938
Hanover Compressor Co. sr. notes 9s, 2014	90,000	99,225
Hanover Compressor Co. sr. notes 8 5/8s, 2010	60,000	64,500
Hanover Compressor Co. sub. notes zero %, 2007	125,000	111,875
Hanover Equipment Trust sec. notes Ser. B, 8 3/4s, 2011	40,000	42,900
Harvest Operations Corp. sr. notes 7 7/8s, 2011 (Canada)	365,000	364,088
Inergy LP/Inergy Finance Corp. 144A sr. notes 6 7/8s, 2014	365,000	355,875
KCS Energy, Inc. sr. notes 7 1/8s, 2012	85,000	87,125
Key Energy Services, Inc. sr. notes 6 3/8s, 2013	365,000	365,913
Massey Energy Co. sr. notes 6 5/8s, 2010	335,000	342,538
Newfield Exploration Co. sr. notes 7 5/8s, 2011	150,000	163,500
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014	210,000	219,975
Pacific Energy Partners/Pacific Energy Finance Corp.
sr. notes 7 1/8s, 2014	95,000	99,513
Peabody Energy Corp. sr. notes 5 7/8s, 2016	180,000	178,200
Pemex Project Funding Master Trust company
guaranty 8 5/8s, 2022	80,000	97,400
Pemex Project Funding Master Trust company
guaranty 7 3/8s, 2014	115,000	128,513
Petroleum Geo-Services notes 10s, 2010 (Norway)	179,543	201,986
Plains Exploration & Production Co. sr. notes 7 1/8s, 2014	205,000	218,325
Plains Exploration & Production Co.
sr. sub. notes 8 3/4s, 2012	190,000	207,100
Pogo Producing Co. sr. sub. notes Ser. B, 8 1/4s, 2011	195,000	205,725
Pride International, Inc. sr. notes 7 3/8s, 2014	400,000	434,000
Seabulk International, Inc. company guaranty 9 1/2s, 2013	130,000	146,250
Star Gas Partners LP/Star Gas Finance Co.
sr. notes 10 1/4s, 2013	170,000	151,300
Stone Energy Corp. sr. sub. notes 6 3/4s, 2014	370,000	364,450
Vintage Petroleum, Inc. sr. notes 8 1/4s, 2012	7,000	7,525
Vintage Petroleum, Inc. sr. sub. notes 7 7/8s, 2011	40,000	42,000
		7,195,136

Financial (0.5%)
Crescent Real Estate Equities LP notes 7 1/2s, 2007 (R)	60,000	61,425
E*Trade Finance Corp. sr. notes 8s, 2011	230,000	243,800
Finova Group, Inc. notes 7 1/2s, 2009	243,600	101,094
Residential Capital Corp. 144A notes 6 7/8s, 2015	135,000	142,930
VTB Capital SA bonds 6 1/4s, 2035 (Luxembourg)	100,000	101,250
Western Financial Bank sub. debs. 9 5/8s, 2012	320,000	361,600
		1,012,099

CORPORATE BONDS AND NOTES (43.6%)* continued

	Principal amount		Value

Gaming & Lottery (1.7%)
Ameristar Casinos, Inc. company guaranty 10 3/4s, 2009		$100,000	$108,000
Boyd Gaming Corp. sr. sub. notes 8 3/4s, 2012		30,000	32,550
Boyd Gaming Corp. sr. sub. notes 7 3/4s, 2012		25,000	26,625
Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014		290,000	296,163
Cirsa Finance Luxembourg SA 144A
sr. notes 8 3/4s, 2014 (Luxembourg)	EUR	245,000	324,174
MGM Mirage, Inc. company guaranty 8 1/2s, 2010		$135,000	148,163
MGM Mirage, Inc. company guaranty 6s, 2009		240,000	239,100
MGM Mirage, Inc. sr. notes 6 3/4s, 2012		2,000	2,050
Mirage Resorts, Inc. debs. 7 1/4s, 2017		55,000	56,650
Park Place Entertainment Corp. sr. notes 7 1/2s, 2009		30,000	32,813
Park Place Entertainment Corp. sr. notes 7s, 2013		165,000	184,434
Park Place Entertainment Corp. sr. sub. notes 8 7/8s, 2008		278,000	305,800
Penn National Gaming, Inc. sr. sub. notes 8 7/8s, 2010		200,000	211,000
Penn National Gaming, Inc. sr. sub. notes 6 3/4s, 2015		65,000	64,350
Pinnacle Entertainment, Inc. sr. sub. notes 8 3/4s, 2013		90,000	93,150
Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012		200,000	202,000
Resorts International Hotel and Casino, Inc. company
guaranty 11 1/2s, 2009		158,000	178,145
Scientific Games Corp. 144A sr. sub. notes 6 1/4s, 2012		175,000	177,188
Station Casinos, Inc. sr. notes 6s, 2012		193,000	194,448
Station Casinos, Inc. sr. sub. notes 6 7/8s, 2016		120,000	123,300
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 1st
mtge. 6 5/8s, 2014		365,000	354,963
			3,355,066

Health Care (2.8%)
AmerisourceBergen Corp. company guaranty 7 1/4s, 2012		118,390	137,037
AmerisourceBergen Corp. sr. notes 8 1/8s, 2008		260,000	284,700
Community Health Systems, Inc. sr. sub. notes 6 1/2s, 2012		408,000	412,590
DaVita, Inc. 144A sr. notes 6 5/8s, 2013		55,000	55,825
DaVita, Inc. 144A sr. sub. notes 7 1/4s, 2015		290,000	294,713
Elan Finance PLC/Elan Finance Corp. 144A
sr. notes 7 3/4s, 2011 (Ireland)		195,000	171,600
HCA, Inc. debs. 7.19s, 2015		82,000	87,627
HCA, Inc. notes 6 3/8s, 2015		65,000	66,734
HCA, Inc. notes 5 3/4s, 2014		75,000	74,120
HCA, Inc. sr. notes 6.95s, 2012		70,000	73,961
Healthsouth Corp. notes 7 5/8s, 2012		352,000	341,440
MedQuest, Inc. company guaranty Ser. B, 11 7/8s, 2012		31,000	32,783
MQ Associates, Inc. sr. disc. notes stepped-coupon
zero % (12 1/4s, 8/15/08), 2012 ††		240,000	144,000
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013		155,000	152,288
Owens & Minor, Inc. company guaranty 8 1/2s, 2011		110,000	116,875
Psychiatric Solutions, Inc. 144A sr. sub. notes 7 3/4s, 2015		360,000	375,300
Service Corp. International notes 6 1/2s, 2008		35,000	35,438
Service Corp. International notes Ser. *, 7.7s, 2009		41,000	42,999
Service Corp. International 144A sr. notes 7s, 2017		65,000	65,813

CORPORATE BONDS AND NOTES (43.6%)* continued

	Principal amount	Value

Health Care continued
Service Corp. International 144A sr. notes 6 3/4s, 2016	$180,000	$182,250
Stewart Enterprises, Inc. 144A sr. notes 6 1/4s, 2013	340,000	327,250
Tenet Healthcare Corp. notes 7 3/8s, 2013	120,000	117,000
Tenet Healthcare Corp. sr. notes 9 7/8s, 2014	365,000	388,725
Tenet Healthcare Corp. sr. notes 6 1/2s, 2012	145,000	137,025
Triad Hospitals, Inc. sr. notes 7s, 2012	165,000	170,775
Triad Hospitals, Inc. sr. sub. notes 7s, 2013	300,000	307,875
Universal Hospital Services, Inc. sr. notes 10 1/8s, 2011 (Canada)	120,000	121,200
US Oncology, Inc. company guaranty 9s, 2012	160,000	174,400
Vanguard Health Holding Co. II, LLC sr. sub. notes 9s, 2014	325,000	353,438
Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 (R)	65,000	74,750
Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 (R)	50,000	50,875
Ventas Realty LP/Capital Corp. 144A sr. notes 6 3/4s, 2010 (R)	75,000	76,875
		5,448,281

Homebuilding (1.6%)
Beazer Homes USA, Inc. company guaranty 8 5/8s, 2011	95,000	100,700
D.R. Horton, Inc. company guaranty 8s, 2009	30,000	32,534
D.R. Horton, Inc. sr. notes 7 7/8s, 2011	50,000	55,250
D.R. Horton, Inc. sr. notes 6 7/8s, 2013	35,000	37,188
D.R. Horton, Inc. sr. notes 5 7/8s, 2013	215,000	213,889
K. Hovnanian Enterprises, Inc. company guaranty 8 7/8s, 2012	130,000	139,425
K. Hovnanian Enterprises, Inc. company guaranty 6 3/8s, 2014	90,000	88,802
K. Hovnanian Enterprises, Inc. sr. notes 6 1/2s, 2014	60,000	59,662
KB Home sr. notes 5 3/4s, 2014	360,000	349,100
KB Home sr. sub. notes 9 1/2s, 2011	2,000	2,127
Meritage Homes Corp. company guaranty 6 1/4s, 2015	75,000	70,219
Schuler Homes, Inc. company guaranty 10 1/2s, 2011	104,000	113,230
Standard Pacific Corp. sr. notes 7s, 2015	375,000	369,375
Standard Pacific Corp. sr. notes 6 7/8s, 2011	15,000	15,000
Standard Pacific Corp. sr. notes 6 1/4s, 2014	285,000	270,750
Technical Olympic USA, Inc. company guaranty 10 3/8s, 2012	75,000	80,063
Technical Olympic USA, Inc. company guaranty 9s, 2010	105,000	109,331
Technical Olympic USA, Inc. sr. sub. notes 7 1/2s, 2015	425,000	394,188
WCI Communities, Inc. company guaranty 10 5/8s, 2011	37,000	39,590
WCI Communities, Inc. company guaranty 9 1/8s, 2012	526,000	549,670
		3,090,093

Household Furniture and Appliances (0.1%)
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	260,000	277,550

Lodging/Tourism (1.0%)
FelCor Lodging LP company guaranty 9s, 2008 (R)	100,000	110,250
HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008 (R)	35,000	35,481
Host Marriott LP company guaranty Ser. G, 9 1/4s, 2007 (R)	60,000	64,425
Host Marriott LP sr. notes Ser. M, 7s, 2012 (R)	215,000	224,675
John Q. Hammons Hotels LP/John Q. Hammons Hotels
Finance Corp. III 1st mtge. Ser. B, 8 7/8s, 2012	354,390	389,829

CORPORATE BONDS AND NOTES (43.6%)* continued

	Principal amount	Value

Lodging/Tourism continued
MeriStar Hospitality Corp. company guaranty 9 1/8s, 2011 (R)	$145,000	$155,875
MeriStar Hospitality Corp. company guaranty 9s, 2008 (R)	75,000	78,750
Starwood Hotels & Resorts Worldwide, Inc. company
guaranty 7 7/8s, 2012	95,000	105,213
Starwood Hotels & Resorts Worldwide, Inc. company
guaranty 7 3/8s, 2007	121,000	125,386
Starwood Hotels & Resorts Worldwide, Inc.
debs. 7 3/8s, 2015	120,000	131,400
Starwood Hotels & Resorts Worldwide, Inc.
notes 6 3/4s, 2005	165,000	165,619
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015	345,000	345,000
		1,931,903

Other (1.0%)
Lehman Brothers 144A HY TRAINS (Targeted Return Index
Securities) FRN Ser. 2005-1, 7.651s, 2015	1,951,220	2,029,269

Publishing (2.4%)
American Media, Inc. company guaranty Ser. B, 10 1/4s, 2009	335,000	337,094
CanWest Media, Inc. company guaranty 8s, 2012 (Canada)	356,394	374,214
CanWest Media, Inc. sr. sub. notes 10 5/8s, 2011 (Canada)	90,000	97,650
Cenveo Corp, sr. sub. notes 7 7/8s, 2013	415,000	408,775
Dex Media West, LLC/Dex Media Finance Co.
sr. notes Ser. B, 8 1/2s, 2010	245,000	264,906
Dex Media, Inc. disc. notes stepped-coupon zero %
(9s, 11/15/08), 2013 ††	115,000	93,438
Dex Media, Inc. notes 8s, 2013	455,000	483,438
Houghton Mifflin Co. sr. sub. notes 9 7/8s, 2013	405,000	437,400
MediaNews Group, Inc. sr. sub. notes 6 7/8s, 2013	225,000	224,156
PRIMEDIA, Inc. sr. notes 8s, 2013	330,000	336,600
R.H. Donnelley Corp. sr. notes 6 7/8s, 2013	105,000	106,838
R.H. Donnelley Finance Corp. I 144A company
guaranty 8 7/8s, 2010	223,000	241,119
R.H. Donnelley Finance Corp. I 144A
sr. sub. notes 10 7/8s, 2012	129,000	149,156
R.H. Donnelley, Inc. company guaranty 8 7/8s, 2010	25,000	27,031
Reader’s Digest Association, Inc. (The) sr. notes 6 1/2s, 2011	440,000	451,000
Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009	446,000	456,035
Vertis, Inc. 144A sub. notes 13 1/2s, 2009	160,000	140,800
		4,629,650

Retail (0.8%)
Asbury Automotive Group, Inc. sr. sub. notes 8s, 2014	105,000	104,213
Autonation, Inc. company guaranty 9s, 2008	260,000	287,300
Bear Creek Corp. 144A sr. notes 9s, 2013	75,000	78,750
JC Penney Co., Inc. debs. 7.95s, 2017	150,000	177,357
JC Penney Co., Inc. debs. 7 1/8s, 2023	220,000	249,551
JC Penney Co., Inc. notes 9s, 2012	130,000	154,538

CORPORATE BONDS AND NOTES (43.6%)* continued

	Principal amount		Value

Retail continued
JC Penney Co., Inc. notes 8s, 2010		$10,000	$11,102
Movie Gallery, Inc. 144A sr. unsecd. notes 11s, 2012		175,000	177,844
Ray Acquisition sr. notes 9 3/8s, 2015 (France)	EUR	110,000	139,866
United Auto Group, Inc. company guaranty 9 5/8s, 2012		$110,000	118,113
			1,498,634

Technology (1.8%)
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012		260,000	264,225
Celestica, Inc. sr. sub. notes 7 7/8s, 2011 (Canada)		85,000	87,550
Celestica, Inc. sr. sub. notes 7 5/8s, 2013 (Canada)		180,000	181,350
Iron Mountain, Inc. company guaranty 8 5/8s, 2013		355,000	372,750
Iron Mountain, Inc. company guaranty 6 5/8s, 2016		390,000	369,525
Lucent Technologies, Inc. debs. 6.45s, 2029		225,000	197,438
New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands)		90,000	76,163
SCG Holding Corp. 144A notes zero %, 2011		75,000	126,000
Seagate Technology Hdd Holdings company guaranty 8s,
2009 (Cayman Islands)		145,000	153,338
SunGard Data Systems, Inc. 144A
sr. sub. notes 10 1/4s, 2015		180,000	188,100
SunGard Data Systems, Inc. 144A sr. unsecd.
notes 9 1/8s, 2013		302,000	317,100
UGS Corp. company guaranty 10s, 2012		350,000	392,000
Xerox Capital Trust I company guaranty 8s, 2027		175,000	182,000
Xerox Corp. company guaranty 9 3/4s, 2009		3,000	3,360
Xerox Corp. notes Ser. MTN, 7.2s, 2016		110,000	119,075
Xerox Corp. sr. notes 7 5/8s, 2013		211,000	224,715
Xerox Corp. sr. notes 6 7/8s, 2011		185,000	193,325
			3,448,014

Textiles (0.5%)
Levi Strauss & Co. sr. notes 12 1/4s, 2012		281,000	315,774
Levi Strauss & Co. sr. notes 9 3/4s, 2015		253,000	266,915
Oxford Industries, Inc. sr. notes 8 7/8s, 2011		100,000	107,250
Russell Corp. company guaranty 9 1/4s, 2010		134,000	141,538
Tommy Hilfiger USA, Inc. company guaranty 6.85s, 2008		100,000	101,250
			932,727

Tire & Rubber (0.4%)
Goodyear Tire & Rubber Co. (The) notes 8 1/2s, 2007		60,000	62,700
Goodyear Tire & Rubber Co. (The) notes 7.857s, 2011		435,000	429,563
Goodyear Tire & Rubber Co. (The) notes 6 3/8s, 2008		45,000	45,000
Goodyear Tire & Rubber Co. (The) 144A sr. notes 9s, 2015		180,000	180,000
			717,263

Toys (0.1%)
Hasbro, Inc. notes 5.6s, 2005		180,000	180,284

CORPORATE BONDS AND NOTES (43.6%)* continued

	Principal amount	Value

Transportation (0.4%)
American Airlines, Inc. pass-through certificates
Ser. 01-1, 6.817s, 2011	$120,000	$113,700
Calair, LLC/Calair Capital Corp. company
guaranty 8 1/8s, 2008	230,000	174,800
Kansas City Southern Railway Co. company
guaranty 9 1/2s, 2008	300,000	328,125
Kansas City Southern Railway Co. company
guaranty 7 1/2s, 2009	40,000	41,500
Navistar International Corp. company guaranty 6 1/4s, 2012	110,000	105,600
Navistar International Corp. company guaranty Ser. B,
9 3/8s, 2006	157,000	161,318
		925,043

Utilities & Power (2.9%)
AES Corp. (The) sr. notes 8 7/8s, 2011	22,000	24,310
AES Corp. (The) sr. notes 8 3/4s, 2008	14,000	14,945
AES Corp. (The) 144A sec. notes 9s, 2015	175,000	193,375
AES Corp. (The) 144A sec. notes 8 3/4s, 2013	240,000	264,000
Allegheny Energy Supply 144A bonds 8 1/4s, 2012	120,000	135,000
ANR Pipeline Co. debs. 9 5/8s, 2021	180,000	232,314
CMS Energy Corp. sr. notes 8.9s, 2008	60,000	65,400
CMS Energy Corp. sr. notes 8 1/2s, 2011	70,000	78,925
CMS Energy Corp. sr. notes 7 3/4s, 2010	40,000	43,400
Colorado Interstate Gas Co. 144A sr. notes 5.95s, 2015	125,000	124,845
Dynegy Holdings, Inc. 144A sec. notes 10 1/8s, 2013	315,000	352,013
Dynegy-Roseton Danskamme company guaranty Ser. A,
7.27s, 2010	90,000	90,225
Dynegy-Roseton Danskamme company guaranty Ser. B,
7.67s, 2016	125,000	125,000
El Paso Corp. sr. notes 8.05s, 2030	115,000	117,013
El Paso Corp. sr. notes 7 3/8s, 2012	90,000	90,900
El Paso Corp. sr. notes Ser. MTN, 7.8s, 2031	85,000	85,425
El Paso Natural Gas Co. debs. 8 5/8s, 2022	40,000	47,759
El Paso Production Holding Co. company guaranty 7 3/4s, 2013	360,000	380,700
Ferrellgas Partners LP/Ferrellgas Partners Finance
sr. notes 6 3/4s, 2014	155,000	153,838
Midwest Generation, LLC sec. sr. notes 8 3/4s, 2034	280,000	313,600
Mission Energy Holding Co. sec. notes 13 1/2s, 2008	155,000	184,450
Monongahela Power Co. 1st mtge. 6.7s, 2014	90,000	99,900
National Power Corp. 144A foreign government
guaranty FRN 8.073s, 2011 (Philippines)	85,000	85,595
Nevada Power Co. 2nd mtge. 9s, 2013	62,000	69,595
Northwest Pipeline Corp. company guaranty 8 1/8s, 2010	170,000	182,325
NRG Energy, Inc. company guaranty 8s, 2013	454,000	490,320
Orion Power Holdings, Inc. sr. notes 12s, 2010	125,000	151,250
PSEG Energy Holdings, Inc. notes 7 3/4s, 2007	135,000	138,713
SEMCO Energy, Inc. sr. notes 7 3/4s, 2013	110,000	116,385
SEMCO Energy, Inc. 144A sr. notes 7 3/4s, 2013	145,000	153,338

CORPORATE BONDS AND NOTES (43.6%)* continued

	Principal amount	Value

Utilities & Power continued
Sierra Pacific Power Co. general ref. mtge. 6 1/4s, 2012	$35,000	$36,050
Sierra Pacific Resources sr. notes 8 5/8s, 2014	215,000	237,575
Teco Energy, Inc. notes 7.2s, 2011	35,000	37,669
Teco Energy, Inc. notes 7s, 2012	60,000	64,275
Teco Energy, Inc. 144A sr. notes 6 3/4s, 2015	10,000	10,625
Tennessee Gas Pipeline Co. debs. 7s, 2028	15,000	15,598
Tennessee Gas Pipeline Co. unsecd. notes 7 1/2s, 2017	40,000	44,537
Texas Genco LLC/Texas Genco Financing Corp. 144A
sr. notes 6 7/8s, 2014	185,000	191,938
Transcontinental Gas Pipeline Corp. debs. 7 1/4s, 2026	25,000	28,000
Utilicorp Canada Finance Corp. company
guaranty 7 3/4s, 2011 (Canada)	140,000	146,300
Utilicorp United, Inc. sr. notes 9.95s, 2011	95,000	105,688
Williams Cos., Inc. (The) notes 8 3/4s, 2032	30,000	36,450
Williams Cos., Inc. (The) notes 8 1/8s, 2012	35,000	39,069
Williams Cos., Inc. (The) notes 7 5/8s, 2019	50,000	55,500
		5,654,132

Total corporate bonds and notes (cost $83,929,655)		$85,263,643

CONVERTIBLE PREFERRED STOCKS (35.6%)*

	Shares	Value

Basic Materials (2.6%)
Freeport-McMoRan Copper & Gold, Inc. 144A
5.50% cv. pfd.	2,210	$2,156,408
Huntsman Corp. $2.50 cv. pfd.	21,000	908,250
Smurfit-Stone Container Corp. Ser. A, $1.75
cum. cv. pfd.	85,120	2,042,880
		5,107,538

Capital Goods (4.5%)
Allied Waste Industries Ser. D, 6.25% cv. pfd.	1,960	483,630
Coltec Capital Trust $2.625 cv. pfd.	34,600	1,781,900
Northrop Grumman Corp. Ser. B, $7.00 cum. cv. pfd.	31,900	3,987,500
Owens-Illinois, Inc. $2.375 cv. pfd.	63,770	2,606,599
		8,859,629

Communication Services (1.7%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd. (S)	35,300	1,579,675
Crown Castle International Corp. $3.125 cum. cv. pfd.	35,614	1,798,507
		3,378,182

Consumer Cyclicals (2.9%)
Ford Motor Company Capital Trust II $3.25 cum. cv. pfd.	40,000	1,570,000
General Motors Corp. Ser. A, $1.13 cv. pfd. (S)	87,000	2,109,750
TXI Capital Trust I $2.75 cv. pfd.	34,500	2,044,125
		5,723,875

CONVERTIBLE PREFERRED STOCKS (35.6%)* continued

	Shares	Value

Consumer Staples (2.7%)
Albertson’s, Inc. $1.813 cv. pfd.	40,800	$892,500
Constellation Brands, Inc. Ser. A, $1.438 cv. pfd.	32,687	1,364,682
Emmis Communications Corp. Ser. A, $3.125 cum. cv. pfd.	24,100	1,108,600
Rite Aid Corp. $1.375 cum. cv. pfd.	20,800	499,824
Six Flags, Inc. $1.813 cum. cv. pfd. (S)	63,200	1,485,200
		5,350,806

Energy (2.6%)
Amerada Hess Corp. $3.50 cv. pfd.	20,800	2,223,000
Chesapeake Energy Corp. 144A $5.00 cum. cv. pfd.	8,865	1,272,580
Hanover Compressor Capital Trust $3.625 cum. cv. pfd.	32,000	1,604,000
		5,099,580

Financial (10.2%)
Chubb Corp. (The) $1.75 cv. pfd. (S)	55,500	1,755,188
Conseco, Inc. $1.38 cum. cv. pfd.	58,300	1,544,950
Fannie Mae Ser. 04-1, 5.375% cv. pfd.	20	1,908,358
FelCor Lodging Trust, Inc. Ser. A, $1.95 cum. cv. pfd. (R)	99,200	2,455,200
Fortis Insurance NV 144A 7.75% cv. pfd. (Netherlands)	2,079	2,292,098
Host Marriott Financial Trust $3.375 cv. pfd. (R)	46,720	2,692,240
Lehman Brothers Holdings, Inc. $1.563 cv. pfd.	40,190	1,034,893
Merrill Lynch & Co. Ser. JNC, 6.75% cv. pfd.	30,260	1,101,464
MetLife, Inc. Ser. B, $1.594 cv. pfd.	80,000	2,210,000
Washington Mutual Capital Trust I $2.688 cum. cv. pfd.	38,400	2,030,669
XL Capital, Ltd. $1.625 cv. pfd. (Cayman Islands)	41,600	946,400
		19,971,460

Health Care (1.6%)
Schering-Plough Corp. $3.00 cv. pfd.	55,300	3,041,500

Technology (2.1%)
Lucent Technologies Capital Trust I 7.75% cum. cv. pfd.	2,100	2,101,050
Xerox Corp. 6.25% cv. pfd.	17,600	2,059,200
		4,160,250

Utilities & Power (4.7%)
El Paso Corp. 144A 4.99% cv. pfd.	1,000	1,076,250
El Paso Energy Capital Trust I $2.375 cv. pfd. (S)	38,950	1,509,313
Great Plains Energy, Inc. $2.00 cum. cv. pfd.	80,000	2,270,000
ONEOK, Inc. $2.125 units cv. pfd.	34,000	1,411,000
Southern Union Co. $2.50 cv. pfd.	30,700	1,607,913
Williams Cos., Inc. (The) 144A $2.75 cv. pfd.	11,390	1,195,950
		9,070,426

Total convertible preferred stocks (cost $61,100,357)		$69,763,246

CONVERTIBLE BONDS AND NOTES (15.0%)*

	Principal amount	Value

Capital Goods (0.7%)
Titan International, Inc. cv. sr. notes 5 1/4s, 2009	$75,000	$89,344
Titan International, Inc. 144A cv. sr. notes 5 1/4s, 2009	1,070,000	1,274,638
		1,363,982

Communication Services (0.9%)
Charter Communications, Inc. 144A cv. sr. notes 5 7/8s, 2009	2,075,000	1,678,156
Cybernet Internet Services International, Inc.
144A cv. sr. disc. notes 13s, 2009 (Canada) (In default) †	780,000	8
		1,678,164

Computers (0.2%)
Cray, Inc. cv. sr. sub. notes 3s, 2024	840,000	480,900

Conglomerates (1.1%)
GenCorp, Inc. cv. sub. notes 5 3/4s, 2007	2,030,000	2,230,463

Consumer Cyclicals (0.5%)
Mediacom Communications Corp. cv. sr. notes 5 1/4s, 2006	1,050,000	1,044,750

Consumer Staples (1.9%)
Rite Aid Corp. cv. notes 4 3/4s, 2006	1,660,000	1,645,475
Rite Aid Corp. 144A cv. notes 4 3/4s, 2006	264,000	261,690
Sinclair Broadcast Group, Inc. cv. bonds 6s, 2012	2,055,000	1,780,144
		3,687,309

Electronics (0.6%)
Kulicke & Soffa Industries, Inc. cv. sub. notes 1/2s, 2008	1,450,000	1,094,750

Energy (0.3%)
McMoran Exploration Co. cv. sr. notes 6s, 2008	400,000	554,500

Financial (1.1%)
American Equity Investment Life Holding Co.
144A cv. sr. notes 5 1/4s, 2024	1,050,000	1,132,688
Rewards Network, Inc. cv. sub. debs. 3 1/4s, 2023	1,300,000	1,033,500
		2,166,188

Health Care (—%)
Manor Care, Inc. 144A cv. sr. notes 2 1/8s, 2035	30,000	30,919

Homebuilding (0.6%)
WCI Communities, Inc. cv. sr. sub. notes 4s, 2023	965,000	1,182,125

Lodging/Tourism (1.1%)
MeriStar Hospitality Corp. cv. sr. sub. notes 9 1/2s, 2010 (R)	1,730,000	2,246,838

Technology (4.3%)
Agere Systems, Inc. cv.sub. notes 6 1/2s, 2009	980,000	987,350
Amkor Technologies, Inc. cv. sub. notes 5 3/4s, 2006	1,400,000	1,333,500

CONVERTIBLE BONDS AND NOTES (15.0%)* continued

	Principal amount	Value

Technology continued
Fairchild Semiconductor International, Inc.
cv. company guaranty 5s, 2008	$980,000	$967,750
Lucent Technologies, Inc. cv. debs. Ser. B, 2 3/4s, 2025	450,000	521,438
Manugistics Group, Inc. cv. sub. notes 5s, 2007	1,500,000	1,370,625
ON Semiconductor Corp. 144A cv. bonds zero %, 2024	1,500,000	1,194,375
Safeguard Scientifics, Inc. 144A cv. sr. notes 2 5/8s, 2024	2,800,000	1,932,000
		8,307,038

Transportation (0.8%)
AMR Corp. cv. company guaranty 4 1/4s, 2023	570,000	510,863
Continental Airlines, Inc. cv. sr. unsub. notes 4 1/2s, 2007	1,200,000	1,032,000
		1,542,863

Utilities & Power (0.9%)
Sierra Pacific Resources 144A cv. notes 7 1/4s, 2010	200,000	675,250
XCEL Energy, Inc. 144A cv. notes 7 1/2s, 2007	720,000	1,143,900
		1,819,150

Total convertible bonds and notes (cost $28,155,381)		$29,429,939

COMMON STOCKS (1.0%)*

	Shares	Value

AMRESCO Creditor Trust (acquired various dates from
9/20/00 to 10/16/02, cost $43,601) (F) ‡ † (R)	140,000	$140
Aquila, Inc. †	329,284	1,323,722
Birch Telecom, Inc. (F) †	293	1
Coinmach Service Corp. IDS (Income Deposit Securities) (S)	25,623	350,779
Compass Minerals International, Inc. (S)	147	3,618
Contifinancial Corp. Liquidating Trust Units	574,207	718
Covad Communications Group, Inc. † (S)	3,432	4,153
Crown Castle International Corp. †	309	7,651
Dobson Communications Corp. †	338	2,572
iPCS, Inc. † (S)	3,463	145,100
Knology, Inc. †	32	70
Sterling Chemicals, Inc. †	50	1,600
Sun Healthcare Group, Inc. †	202	1,327
Symbol Technologies, Inc.	321	2,947
USA Mobility, Inc. †	56	1,578
VS Holdings, Inc. †	28,292	28
WHX Corp. †	3,964	40,036

Total common stocks (cost $2,830,343)		$1,886,040

UNITS (1.0%)*

				Units	Value
Hercules, Inc. Units				2,020	$1,595,800
XCL Equity Units (F)				406	276,866

Total units (cost $2,201,018)					$1,872,666

FOREIGN GOVERNMENT BONDS AND NOTES (0.4%)*

			Principal amount		Value
Brazil (Federal Republic of ) bonds 10 1/2s, 2014				$220,000	$257,400
Indonesia (Republic of ) 144A notes 7 1/4s, 2015				110,000	108,625
Indonesia (Republic of ) 144A sr. notes 6 3/4s, 2014				65,000	62,400
Peru (Republic of ) bonds 8 3/8s, 2016				80,000	91,600
Philippines (Republic of ) bonds 9 1/2s, 2024				80,000	86,400
Philippines (Republic of ) bonds 8 3/8s, 2011				100,000	103,650
United Mexican States bonds Ser. MTN, 8.3s, 2031				60,000	76,050
Venezuela (Republic of ) notes 10 3/4s, 2013				55,000	65,395

Total foreign government bonds and notes (cost $826,585)					$851,520

BRADY BONDS (0.1%)*

			Principal amount		Value
Brazil (Federal Republic of ) FRB Ser. 18 YR, 4.313s, 2012				$148,237	$142,678
Peru (Republic of ) FRB Ser. 20 YR, 5s, 2017				131,750	128,127

Total brady bonds (cost $263,632)					$270,805

PREFERRED STOCKS (0.1%)*

				Shares	Value
Dobson Communications Corp. 13.00% pfd.				1	$1,400
Paxson Communications Corp. 14.25% cum. pfd. ‡‡				16	108,800
Rural Cellular Corp. Ser. B, 11.375% cum. pfd.				43	48,805

Total preferred stocks (cost $196,872)					$159,005

WARRANTS (—%)* †

	Expiration		Strike

	date		price	Warrants	Value
Dayton Superior Corp. 144A	6/15/09		$ 0.01	270	$1
MDP Acquisitions PLC 144A	10/1/13	EUR	0.001	119	3,332
Pliant Corp. 144A	6/1/10		$ 0.01	120	1
TravelCenters of America, Inc. 144A	5/1/09		0.001	420	525
Ubiquitel, Inc. 144A	4/15/10		22.74	420	1
Washington Group International, Inc. Ser. C	1/25/06		33.51	312	5,616

Total warrants (cost $34,543)					$9,476

SHORT-TERM INVESTMENTS (6.0%)*

	Principal amount/shares	Value
Putnam Prime Money Market Fund (e)	5,559,470	$5,559,470
Short-term investments held as collateral for loaned
securities with yields ranging from 3.53% to 3.713%
and due dates ranging from September 1, 2005
to September 15, 2005 (d)	$ 6,119,568	6,115,685

Total short-term investments (cost $11,675,155)		$11,675,155

TOTAL INVESTMENTS
Total investments (cost $191,213,541)		$201,181,495

* Percentages indicated are based on net assets of $195,643,989.

**** Security is in default of principal and interest.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at August 31, 2005.

††The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at August 31, 2005 was $218,080 or 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

(R) Real Estate Investment Trust.

(d) See Note 1 to the financial statements.

(e) See Note 4 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

At August 31, 2005, liquid assets totaling $108,000 have been designated as collateral for open swap contracts. 144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at August 31, 2005.

FORWARD CURRENCY CONTRACTS TO SELL at 8/31/05 (aggregate face value $3,363,676)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

British Pound	$ 317,082	$ 319,339	9/21/05	$ 2,257
Euro	3,048,802	3,044,337	9/21/05	(4,465)

Total				$(2,208)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/05

	Notional	Unrealized
	amount	appreciation

Agreement with Goldman Sachs International on September 2,
2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the refer-
ence obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.35% and the fund pays in the event of a credit default in one of the underlying securities in the
basket of BB CMBS securities.	$32,000	$1,699
Agreement with Goldman Sachs International on September 2,
2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the refer-
ence obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.433% and the fund pays in the event of a credit default in one of the underlying securities in the
basket of BB CMBS securities.	12,000	498
Agreement with Goldman Sachs International on September 2,
2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the refer-
ence obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.5% and the fund pays in the event of a credit default in one of the underlying securities in the
basket of BB CMBS securities.	4,000	241
Agreement with Goldman Sachs International on September 2,
2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the refer-
ence obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.55625% and the fund pays in the event of a credit default in one of the underlying securities in the
basket of BB CMBS securities.	32,000	750
Agreement with Goldman Sachs International on September 2,
2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the refer-
ence obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.4625% and the fund pays in the event of a credit default in one of the underlying securities in the
basket of BB CMBS securities.	16,000	710
Agreement with Goldman Sachs International on September 2,
2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the refer-
ence obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.475% and the fund pays in the event of a credit default in one of the underlying securities in the
basket of BB CMBS securities.	8,000	248

CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/05 continued

	Notional	Unrealized
	amount	appreciation

Agreement with Goldman Sachs International on September 2,
2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the refer-
ence obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.6% and the fund pays in the event of a credit default in one of the underlying securities in the
basket of BB CMBS securities.	$ 4,000	$ 39

Total		$4,185

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/05

ASSETS
Investment in securities, at value, including $5,977,170 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $185,654,071)	$195,622,025
Affiliated issuers (identified cost $5,559,470) (Note 4)	5,559,470

Cash	347,514

Dividends, interest and other receivables	2,397,358

Receivable for securities sold	265,452

Receivable for open credit default contracts (Note 1)	4,185

Receivable for open forward currency contracts (Note 1)	2,559

Receivable for closed forward currency contracts (Note 1)	872

Total assets	204,199,435

LIABILITIES
Distributions payable to shareholders	1,042,304

Payable for securities purchased	656,393

Payable for compensation of Manager (Notes 2 and 4)	371,088

Payable for investor servicing and custodian fees (Note 2)	49,881

Payable for Trustee compensation and expenses (Note 2)	65,921

Payable for administrative services (Note 2)	1,341

Payable for open forward currency contracts (Note 1)	4,767

Payable for closed forward currency contracts (Note 1)	205

Collateral on securities loaned, at value (Note 1)	6,115,685

Other accrued expenses	247,861

Total liabilities	8,555,446

Net assets	$195,643,989

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 6)	$218,538,469

Distributions in excess of net investment income (Notes 1 and 6)	(53,589)

Accumulated net realized loss on investments
and foreign currency transactions (Notes 1 and 6)	(32,811,317)

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies (Note 6)	9,970,426

Total — Representing net assets applicable to capital shares outstanding	$195,643,989

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($195,643,989 divided by 22,519,551 shares)	$8.69

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 8/31/05

INVESTMENT INCOME
Interest (including interest income of $124,181
from investments in affiliated issuers) (Note 4)	$ 8,121,099

Dividends	3,552,690

Securities lending	66,829

Other income (Note 5)	5,080

Total investment income	11,745,698

EXPENSES
Compensation of Manager (Note 2)	1,228,337

Investor servicing fees (Note 2)	82,274

Custodian fees (Note 2)	139,873

Trustee compensation and expenses (Note 2)	18,451

Administrative services (Note 2)	22,077

Other	252,965

Fees waived and reimbursed by Manager (Note 4)	(7,069)

Total expenses	1,736,908

Expense reduction (Note 2)	(6,262)

Net expenses	1,730,646

Net investment income	10,015,052

Net realized gain on investments (Notes 1 and 3)	4,881,931

Net realized gain on swap contracts (Note 1)	2,089

Net realized gain on foreign currency transactions (Note 1)	173,472

Net unrealized depreciation of assets and liabilities
in foreign currencies during the year	(275)

Net unrealized appreciation of investments
and swap contracts during the year	444,257

Net gain on investments	5,501,474

Net increase in net assets resulting from operations	$15,516,526

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS

	Year ended	Year ended
	8/31/05	8/31/04
Operations:
Net investment income	$ 10,015,052	$ 7,906,456

Net realized gain on investments
and foreign currency transactions	5,057,492	5,697,976

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	443,982	2,951,826

Net increase in net assets resulting from operations	15,516,526	16,556,258

Distributions to shareholders: (Note 1)

From net investment income	(10,948,219)	(7,714,084)

Increase from issuance of shares in connection with the merger
of Putnam High Income Opportunities Trust (Note 6)	75,299,313	—

Total increase in net assets	79,867,620	8,842,174

NET ASSETS
Beginning of year	115,776,369	106,934,195

End of year (including distributions in excess of net investment income of $53,589 and undistributed net investment income
of $449,705, respectively)	$195,643,989	$115,776,369

NUMBER OF FUND SHARES
Shares outstanding at beginning of year	13,825,527	13,825,527

Shares issued in connection with the merger of Putnam
High Income Opportunities Trust (Note 6)	8,694,024	—

Shares outstanding at end of year	22,519,551	13,825,527

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

			Year ended
	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01
Net asset value,
beginning of period	$8.37	$7.73	$6.56	$7.30	$8.09

Investment operations:
Net investment income (a)	.52(d,e)	.57(d)	.58	.60	.67

Net realized and unrealized
gain (loss) on investments	.36	.63	1.15	(.72)	(.71)

Total from
investment operations	.88	1.20	1.73	(.12)	(.04)

Less distributions:
From net investment income	(.56)	(.56)	(.56)	(.62)	(.75)

Total distributions	(.56)	(.56)	(.56)	(.62)	(.75)

Net asset value,
end of period	$8.69	$8.37	$7.73	$6.56	$7.30

Market price,
end of period	$7.80	$7.62	$7.31	$6.35	$7.45

Total return at
market price (%)(b)	9.89	12.06	24.73	(6.77)	3.91

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$195,644	$115,776	$106,934	$90,561	$100,130

Ratio of expenses to
average net assets (%)(c)	1.06(d)	1.09(d)	1.13	1.10	1.14

Ratio of net investment income
to average net assets (%)	6.13(d,e)	6.88(d)	8.20	8.65	8.91

Portfolio turnover (%)	46.13	61.92	69.94	56.70	106.41

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets (Note 4).

(e)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets (Note 5).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/05

Note 1: Significant accounting policies

Putnam High Income Securities Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. On September 30, 2005, the fund’s name was changed from Putnam High Income Bond Fund to Putnam High Income Securities Fund. The fund seeks to provide high current income as a primary objective and capital appreciation as a secondary objective by investing in a portfolio primarily consisting of high-yielding convertible and nonconvertible securities with the potential for capital appreciation. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the fund’s investments.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluc-tuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At August 31, 2005, the value of securities loaned amounted to $5,977,170. The fund received cash collateral of $6,115,685 which is pooled with collateral of other Putnam funds into 23 issues of high grade short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2005, the fund had a capital loss carryover of $32,785,979 available to the extent allowed by the Code to offset future net capital gain, if any. This amount includes $16,076,404 of capital losses acquired in connection with the acquisition of Putnam High Income Opportunities Trust, which are subject to limitations imposed by the Internal Revenue Code. The net amount of the carryover for the fund and the expiration dates are:

Loss Carryover	Expiration
$ 9,470,066	August 31, 2009

13,721,217	August 31, 2010

9,594,696	August 31, 2011

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends, dividends payable, defaulted bond interest, interest on payment-in-kind securities and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2005, the fund reclassified $869,152 to decrease distributions in excess of net investment income and $3,434,461 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $2,565,309.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 16,586,720
Unrealized depreciation	(6,658,172)
———————————————
Net unrealized appreciation	9,928,548
Undistributed ordinary income	1,261,756
Capital loss carryforward	(32,785,979)
Cost for federal income
tax purposes	$191,252,947

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the “average weekly assets” of the fund. “Average weekly assets” is defined to mean the average of the weekly determinations of the difference between the total assets of the fund (including any assets attributable to leverage for investment purposes though incurrence of indebtedness) and the total liabilities of the fund (excluding liabilities incurred in connection with leverage for investment purposes). This fee is based on the following annual rates: 0.75% of the first $500 million of average weekly assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% thereafter.

In June 2005, the Trustees and Putnam Management agreed to a reduced management fee structure for the fund that will go into effect on January 1, 2006. Effective on that date, the fund’s management fee is expected to be at an annual rate of 0.70% of the weekly average assets of the fund (based on the fund’s current asset level), with additional breakpoints leading to lower fee rates at higher asset levels.

Effective September 13, 2004, Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average weekly assets (calculated in the same manner as under the fund’s management contract with Putnam Management) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services is paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the year ended August 31, 2005, the fund paid PFTC $222,147 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended August 31, 2005, the fund’s expenses were reduced by $6,262 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $258, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the year ended August 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $72,993,376 and $73,103,052, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended August 31, 2005, management fees paid were reduced by $7,069 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $124,181 for the year ended August 31, 2005. During the year ended August 31, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $51,983,841 and $52,157,606, respectively.

Note 5: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the Securities and Exchange Commission resolving its inquiry into Putnam Management’s alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the Securities and Exchange Commission for distribution to certain Putnam funds pursuant to a plan approved by the Securities and Exchange Commission. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing. Although Putnam High Income Securities Fund will not receive any portion of those amounts, Putnam Management has elected to make a voluntary additional payment of $5,080 to the fund in connection with the settlement order. This amount, which is reflected in Other income on the Statement of operations, was calculated on the same basis, and will be paid at the same time, as amounts allocated to other Putnam funds pursuant to the distribution plan.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 6: Acquisition of Putnam High Income Opportunities Trust

On January 24, 2005, the fund issued 8,694,024 shares in exchange for 3,712,567 shares of Putnam High Income Opportunities Trust to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam High Income Opportunities Trust on January 21, 2005, valuation date, were $119,743,477 and $75,299,313, respectively. On January 21, 2005, Putnam High Income Opportunities Trust had distributions in excess of net investment income of $439,279, accumulated net realized loss of $21,080,625 and unrealized appreciation of $4,326,390. The aggregate net assets of the fund immediately following the acquisition were $195,042,790. Information presented in the statement of operations and the statement of changes in net assets reflect only the operations of Putnam High Income Securities Fund.

Federal tax information (Unaudited)

The fund has designated 30.31% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2005, the fund hereby designates 30.31%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.

Shareholder meeting
results (Unaudited)

The annual meeting of shareholders of the fund was held on July 14, 2005.
At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld
Jameson A. Baxter	12,750,780	1,312,957

Charles B. Curtis	12,768,755	1,294,982

Myra R. Drucker	12,764,878	1,298,859

Charles E. Haldeman, Jr.	12,768,147	1,295,590

John A. Hill	12,770,068	1,293,669

Paul L. Joskow	12,770,402	1,293,335

Elizabeth T. Kennan	12,765,890	1,297,847

John H. Mullin, III	12,766,573	1,297,164

Robert E. Patterson	12,770,674	1,293,063

George Putnam, III	12,759,005	1,304,732

W. Thomas Stephens	12,766,965	1,296,772

Richard B. Worley	12,765,617	1,298,120

A proposal to amend the fund’s fundamental investment restriction with respect to borrowing and senior securities to permit the fund to engage in investment leverage was approved as follows:

Votes for	Votes against	Abstentions
9,822,931	1,715,935	2,524,871

A proposal to approve the Amended and Restated Management Contract between the fund and Putnam Investment Management, LLC, which provides for payment of management fees with respect to fund assets attributable to investment leverage, was approved as follows:

Votes for	Votes against	Abstentions
9,756,751	1,953,338	2,353,648

All tabulations are rounded to the nearest whole number.

A proposal to convert the fund to an open-end investment company and approve certain related changes to the fund’s Agreement and Declaration of Trust was defeated as follows:

Votes for	Votes against	Abstentions
2,347,202	9,194,874	2,521,661

All tabulations are rounded to the nearest whole number.

Compliance certifications (Unaudited)

On July 28, 2005, your fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the fund’s disclosure controls and procedures and internal control over financial reporting.

About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management.  Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

*	Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer
and Principal Executive Officer
Since 1989
Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004
Prior to 2004, Managing Director,
Putnam Investments
Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002
Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP
Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000
Managing Director, Putnam Investments
Beth S. Mazor (4/6/58)
Vice President
Since 2002
Senior Vice President, Putnam Investments
Daniel T. Gallagher (2/27/62)
Senior Vice President, Staff Counsel
and Compliance Liaison
Since 2004
Prior to 2004, Associate, Ropes & Gray LLP;
prior to 2000, Law Clerk, Massachusetts
Supreme Judicial Court
Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004
Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004
Managing Director, Putnam Investments
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.
Richard S. Robie, III (3/30/60)
Vice President
Since 2004
Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation
Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004
Managing Director, Putnam Investments
Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002
Senior Vice President, Putnam Investments
Judith Cohen (6/7/45)
Vice President, Clerk and Assistant Treasurer
Since 1993
Wanda M. McManus (1/4/47)
Vice President, Senior Associate Treasurer
and Assistant Clerk
Since 2005
Nancy T. Florek (6/13/57)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

About Putnam Investments

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109
Investment Sub-Manager
Putnam Investments Limited
57-59 St. James Street
London, England SW1A 1LD
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109
Custodian
Putnam Fiduciary
Trust Company
Legal Counsel
Ropes & Gray LLP
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley
Officers
George Putnam, III
President
Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer
Jonathan S. Horwitz
Senior Vice President
and Treasurer
Steven D. Krichmar
Vice President and
Principal Financial Officer
Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President
Daniel T. Gallagher
Senior Vice President, Staff
Counsel and Compliance Liaison
James P. Pappas
Vice President
Richard S. Robie, III
Vice President
Mark C. Trenchard
Vice President and
BSA Compliance Officer
Francis J. McNamara, III
Vice President and
Chief Legal Officer
Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer
Judith Cohen
Vice President, Clerk and
Assistant Treasurer
Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk
Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

Call 1-800-225-1581 weekdays from 9:00 a.m. to 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

AN710 226719 10/05

Item 2. Code of Ethics:

(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code to include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, that went into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund’s principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees and their immediate family members from having any direct or indirect personal financial interest in companies that do business with Putnam (excluding investment holdings in public companies that are not material to the employee), unless such interest is disclosed and approved by the Code of Ethics Officer; (ii) prohibit Putnam employees from using Putnam assets, letterhead or other resources in making political or campaign contributions, solicitations or endorsements;(iii) require Putnam employees to obtain pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship and (iv) require Putnam employees to obtain pre-approval from Putnam’s Director of Government Relations prior to engaging in lobbying activities.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing

Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditors:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2005	$ 70,572	$ 5,500*	$ 9,006	$ 13
August 31, 2004	$ 61,486	$ -	$ 7,700	$ 23

* Includes fees billed to the fund for services relating to one or more fund mergers. A portion of such fees was paid by Putnam Management.

For the fiscal years ended August 31, 2005 and August 31, 2004, the fund’s independent auditors billed aggregate non-audit fees in the amounts of $ 202,266 and $139,982 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund’s last two fiscal years.

Audit-Related Fees represents fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to an analysis of recordkeeping fees and fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC (“Putnam Management”) and certain of its affiliates to engage the services of the funds’ independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor’s engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund’s principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees Total Non-Audit Fees

August 31, 2005	$-	$ -	$ - $ -
August 31, 2004	$-	$ -	$ - $ -

Item 5. Audit Committee

(a) The fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the fund's Board of Trustees is composed of the following persons:

Myra R. Drucker

Paul L. Joskow (Chairperson) Robert E. Patterson W. Thomas Stephens Richard B. Worley

(b) Not applicable

Item 6. Schedule of Investments:

Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
 Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items pursuant to the funds’ “Proxy Voting Procedures.” The Proxy Coordinator, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

The funds will withhold votes for the entire board of directors if

*	the board does not have a majority of independent directors,

*	the board has not established independent nominating, audit, and compensation committees,

* the board has more than 19 members or fewer than five members, absent special circumstances,

* the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company at its previous two annual meetings, or

* the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

The funds will withhold votes for any nominee for director who:

* is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

* attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

* as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

* serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the receipt of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Contested Elections of Directors

The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67% .

The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other
 Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company’s name or to authorize additional shares of common stock).

The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Coordinator’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors

Japan

For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if

*	the board does not have a majority of outside directors,

*	the board has not established nominating and compensation

committees composed of a majority of outside directors, or

* the board has not established an audit committee composed of a majority of independent directors.

The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

The funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established a nominating committee composed of at least a majority of outside directors, or

* the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

The funds will withhold votes for the entire board of directors if

* the board does not have at least a majority of independent non-executive directors,

* the board has not established nomination committees composed of a majority of independent non-executive directors, or

* the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.’s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because the funds’ Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Other Matters -------------

The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.

As adopted December 10, 2004

Proxy Voting Procedures of the Putnam Funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds’ proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one of more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of Interest,” and provide a conflicts of interest report (the “Conflicts Report”) to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management’s investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals’ recommendation and the Conflicts Report with one of more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one of more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005

Item 8. Purchases of Equity Securities by Closed-End Management Investment
Companies and Affiliated Purchasers:

Not applicable

Item 9. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 10. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 11. Exhibits:

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):	/s/ Michael T. Healy
Michael T. Healy
Principal Accounting Officer
Date: November 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer
Date: November 7, 2005

By (Signature and Title):	/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer
Date: November 7, 2005